                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          GOLDEN PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                          GOLDEN PHARMACEUTICALS, INC.
                             3000 W. WARNER AVENUE
                          SANTA ANA, CALIFORNIA 92704

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 7, 1999

                            ------------------------

To the Shareholders of Golden Pharmaceuticals, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Meeting") of Golden Pharmaceuticals, Inc. (the "Company") will be held at the Irvine Marriott Hotel, 18000 Von Karman, Irvine, California on Wednesday, July 7, 1999 at 11:00 a.m. local time, for the following purposes:

          (1) To consider a proposal to amend the Company's Articles of Incorporation to change the Company name from Golden Pharmaceuticals, Inc. to docsales.com, inc.

          (2) To consider a proposal to amend the Company's Articles of Incorporation to effect a reverse stock split of up to forty-for-one of the outstanding shares of the Company's common stock with the authorized number of shares of common stock remaining at 200,000,000 shares.

          (3) To re-elect two directors to the Board of Directors.

          (4) To ratify the Board of Director's selection of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending August 31, 1999.

          (5) To consider such other matters as may properly come before the Meeting and at any and all postponements, continuations or adjournments thereof.

     All holders of record of shares of the Company's no par value common stock at the close of business on June 3, 1999 are entitled to notice of and to vote at the Meeting or any postponements, continuations or adjournments thereof. Any additional notice required pursuant to Article 113 of Title 7 of the Colorado Revised Statutes will be given or made in compliance with said statute.

     You are cordially invited and urged to attend the Meeting. All Shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior Proxy and vote their Proxy in person as set forth in the Proxy Statement.

     THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.

                                            By Order of the Board of Directors

                                                 /s/ CHARLES R. DRUMMOND
                                            ------------------------------------
                                            Charles R. Drummond
                                            Chairman of the Board of Directors

Santa Ana, California
Dated: June 9, 1999

                          GOLDEN PHARMACEUTICALS, INC.
                             3000 W. WARNER AVENUE
                          SANTA ANA, CALIFORNIA 92704

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 7, 1999

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Golden Pharmaceuticals, Inc. (the "Company"), of proxies to be voted at the Annual Meeting of the Shareholders of the Company to be held at the Irvine Marriott Hotel, 18000 Von Karman, Irvine, California on July 7, 1999 at 11:00 a.m. local time and all postponements, continuations or adjournments thereof (collectively, the "Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the Notice of Annual Meeting of Shareholders will be first mailed or given to the Company's Shareholders on or about June 9, 1999.

     All shares of the Company's no par value common stock (the "Shares") represented by properly executed Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by the Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date, by giving written notice of revocation to the Company at the Company's address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the Shareholder's name and must be received prior to the Meeting to be effective.

                               VOTING SECURITIES

     Only holders of record of Shares at the close of business on June 3, 1999 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date, there were 125,144,644 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Shareholders at the Meeting. The presence, in person or by Proxy, of holders of a majority of the outstanding Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

     Abstentions and broker non-votes are each included in the determination of the number of Shares present and voting. Each is tabulated separately. Abstentions are counted in the tabulations of the votes cast on the proposals presented to Shareholders whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. An automated system administered by the Company's transfer agent tabulates the votes cast by Proxy. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Meeting.

                                 PROPOSAL NO. 1

                   APPROVAL OF AN AMENDMENT TO THE COMPANY'S
             ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME
                             TO DOCSALES.COM, INC.

     The Board believes it is in the best interest of the Company to rename the Company from Golden Pharmaceuticals, Inc. to docsales.com, inc. The Board believes that this change is necessary in light of the Company's expanding presence on the Internet. The form of the proposed amendment to the Company's Articles of Incorporation (the "Articles") is attached as Exhibit A.

REQUIRED VOTE

     The affirmative vote of holders of a majority of the Shares entitled to vote at the Meeting is required to approve the proposed amendment to the Articles to effect the Company name change.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO DOCSALES.COM, INC.

                                 PROPOSAL NO. 2

                   APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                           ARTICLES OF INCORPORATION
                        TO EFFECT A REVERSE STOCK SPLIT

GENERAL

     On August 11, 1995, January 31, 1997 and February 13, 1998 the Shareholders of the Company approved an amendment to the Articles to effect a reverse split of up to forty-for-one (the "Prior Splits"). The Board's authority to effect the Prior Splits terminated on August 11, 1996, January 31, 1997 and February 13, 1999, respectively. In each case the Board determined that the Prior Split was not in the best interests of the Company during such time period. The Board has adopted a new resolution approving the submittal to a shareholder vote of an amendment to the Articles to effect a reverse stock split of up to forty-for-one of the presently issued and outstanding Shares (the "Reverse Stock Split"). The Reverse Stock Split will not alter the number of Shares authorized for issuance which will remain at 200,000,000. The form of the proposed amendment (assuming a forty-for-one split is effected) is attached as Exhibit B.

     If approved by the Shareholders, this proposal would allow the amendment to be abandoned or the split to be reduced to something less than forty-for-one by action of the Board at any time after the Meeting and prior to the Effective Date (as defined below) if the Board determines in its sole discretion that the proposed amendment and the Reverse Stock Split would not be in the best interests of the Company or that a different ratio (but not greater than forty-for-one) would be in the best interest of the Company. The Board's authority to implement the Reverse Stock Split would terminate no later than July 7, 2000.

PURPOSE AND EFFECTS OF THE REVERSE STOCK SPLIT

     The Board believes that it would be in the best interests of the Company and its Shareholders to effect the Reverse Stock Split. The Shares are currently traded on the OTC Bulletin Board which is an electronic quotation service which attempts to match buyers and sellers of eligible OTC securities. The bid and ask prices of the Company's common stock as reported by the OTC Bulletin Board on the Record Date, were $.26 and $.27, respectively. The current low market price per share of the shares may impair the marketability of the stock to institutional investors who often have restrictions on the price levels of stocks in which the institution is permitted to invest. Furthermore, many brokerage firms are reluctant to recommend or sell lower priced stocks to their clients because of perceived risk, additional disclosure requirements and low commissions or, in the alternative, extremely high commissions relative to the sales price of the stock. Certain broker dealers, as a matter of policy, will not extend margin account credit on low priced stocks. The Board further believes that the Company's low per share price creates a negative impression in the market with respect to the Company and creates additional barriers to increasing the per share price.

     The Board also expects that the Reverse Stock Split, if effected, will decrease certain administrative expenses of the Company, due to fewer authorized Shares actually being outstanding. This should reduce the expenses of the transfer agent and may create additional savings from reducing mailing, copying and other expenses associated with communicating with Shareholders. However, there can be no assurance that administrative expenses will decrease over time and, to the contrary, some additional expense can be anticipated in the process of effecting the Reverse Stock Split.

     The Board has also determined it to be in the best interests of the Company and its Shareholders to seek to position the Company for eventual listing on the NASDAQ SmallCap Market. The Company currently does not qualify for admission to the NASDAQ SmallCap Market because, among other factors, its per share price is too low, fewer than the requisite number of market makers follow the Company and it cannot meet certain financial statement requirements. One of the requirements for listing on the NASDAQ Small-Cap Market is a minimum bid price of $4.00; a price that may exceed the per share bid price after the Reverse Stock Split is completed. The Board believes that if the Shares were listed on the NASDAQ Small-Cap Market financing for future acquisitions would be facilitated as many commercial lenders have policies against making loans to companies listed on the OTC Bulletin Board. Completion, however, of the Reverse Stock Split will not enable the Company to qualify for listing on the NASDAQ SmallCap Market and further there can be no assurance that at such time as the Shares are listed on the NASDAQ SmallCap Market that it would enable the Company to obtain the additional financing.

     There can be no assurance that the Reverse Stock Split will achieve the desired results outlined above, nor can there be any assurance that price per Share immediately after the Reverse Stock Split will increase proportionately with the Reverse Stock Split or that any such increase can be sustained for a prolonged period of time.

     The Company is presently authorized to issue 200,000,000 shares of which 125,144,644 were outstanding on the Record Date. The effect of the Reverse Stock Split (assuming a forty-for-one split is effected) would be to decrease the number of outstanding Shares to approximately 3,127,854 and, since the number of Shares available for issuance will remain at 200,000,000, to increase the number of Shares available for issuance from approximately 74,855,356 to 196,872,146. Having the additional authorized but unissued Shares would provide the Board with the flexibility and authority to issue such Shares publicly or privately in connection with future financing or acquisition transactions, or for other general corporate purposes, without further action by the Shareholders of the Company, unless such action is required by law.

     Although the Board has no present intention of doing so, the additional authorized but unissued Shares could also be used by the Board to defeat or delay a hostile takeover. Faced with an actual or proposed hostile takeover, the Board could issue Shares, in a private transaction, to a friendly party who might align themselves with the Board in opposing a hostile takeover. Accordingly, the proposed amendment could be considered to have the effect of discouraging a takeover of the Company. The directors are not aware, however, of any current proposals by any party to acquire control of the Company and the Reverse Stock Split is not intended to be an anti-takeover device.

     If effected, the Reverse Stock Split would not affect any Shareholder's proportionate equity interest in the Company except for the negligible effect which would result from the payment of cash in lieu of fractional Shares. The Reverse Stock Split would not effect the voting rights or other rights of the holders of common stock. The Reverse Stock Split would have no material federal tax consequences to the Shareholders of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is for general information only. Shareholders are urged to consult their own tax advisor to determine the particular tax consequences to them, including the application and effect of state, local and foreign tax laws. In general, the exchange of Shares contemplated by the Reverse Stock Split would not result in a Shareholder's recognition of gain or loss for federal income tax purposes. If the Reverse Stock Split is approved and later effected, the tax basis of Shares received as a result of the Reverse Stock Split (including any fractional Share interests to which a Shareholder is entitled) will be equal, in the aggregate, to the basis of the Shares exchanged pursuant to the Reverse Stock Split. For tax purposes, the holding period of the Shares immediately prior to the effective date of the Reverse Stock Split will be included in the holding period of the Shares received as a result of the Reverse Stock Split. Shareholders who receive cash in lieu of a fractional Share or who exercise Dissenters' rights (as defined herein) will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional Share surrendered for cash.

CERTIFICATES AND FRACTIONAL SHARES

     If the proposed Reverse Stock Split is approved by the Company's Shareholders, the Company will file an amendment to its Articles with the Secretary of State of the State of Colorado prior to July 7, 2000. The proposed Reverse Stock Split will become effective on the date of such filing (the "Effective Date"). The certificates presently representing Shares will be deemed to represent one-fortieth of the number of Shares on the Effective Date (assuming a forty-for-one split is effected). New Shares will be issued in due course as old Shares are tendered to the transfer agent for exchange or transfer. No fractional Shares will be issued, and in lieu thereof, Shareholders holding a number of Shares not evenly divisible by forty, and Shareholders holding less than forty Shares, upon surrender of their old certificates, will receive cash in lieu of fractional Shares. There are currently 3,496 Shareholders of record of the Company. One thousand three hundred and sixty-six Shareholders of record will own less than 1 share after the Reverse Stock Split (assuming a forty-for-one split is effected). In aggregate such Shareholders will have fractional interests of 762.1 shares. Based on an assumed average bid and ask price of $.265 per share, the cost to the Company of cashing out these fractional interests would be $201.96. The price payable by the Company will be determined by multiplying the fraction of a new Share by the average of the bid and ask prices for one old Share for the ten business days immediately preceding the Effective Date as reported by the OTC Bulletin Board. The price payable for fractional interests may or may not be indicative of the actual value of such interests due to the lack of an active trading market for the Shares.

DISSENTERS' RIGHTS

     THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF DISSENTERS' RIGHTS UNDER COLORADO LAW AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT, WHICH IS ATTACHED HERETO AS APPENDIX C.

     Pursuant to Article 113 of the Colorado Business Corporation Act (the "CBCA"), holders of Shares whose ownership interest is reduced to a fraction of a share or to scrip have the right to dissent from the proposal to effect the Reverse Stock Split and receive "Fair Value" for their Shares. For purposes of the Reverse Stock Split, a Dissenter is defined in the CBCA as a Shareholder (i) who owns fewer than forty Shares, so that as a result of the Reverse Stock Split, the Shareholder would be left with a fraction of a Share; and (ii) who exercise the right to dissent according to the statutory provisions of Article 113 ("Dissenter"). "Fair Value," with respect to a Dissenter's Shares, means the value of the Shares immediately before the Effective Date, excluding any appreciation or depreciation in anticipation of the transaction, unless such exclusion would be inequitable. Interest will accrue on the Fair Value from the Effective Date to the date of payment at the average rate currently paid by the Company on its principal bank loans or, if none, at the legal rate as specified in Section 5-12-101, Colorado Revised Statutes.

     Shareholders considering whether to assert Dissenters' rights should note that the Fair Value of their Shares as determined under the CBCA could be more than, equal to, or less than the consideration they would receive if they did not elect to assert Dissenters' rights.

     To assert Dissenters' rights, a Shareholder must comply with the requirements of Article 113 of the CBCA. Specifically a Shareholder must: (i) cause the Company to receive, before the vote is taken on the

Reverse Stock Split, written notice of the Shareholder's intention to demand payment for the Shareholder's Shares; and (ii) not vote the Shares in favor of the proposal. A Shareholder who does not satisfy these requirements will not be entitled to demand payment for the Shareholder's Shares under Article 113 of the CBCA.

     If the Reverse Stock Split is authorized at the Meeting, the Company will give a written Dissenters' notice (the "Dissenters' Notice") to all Shareholders who complied with the requirements of Article 113 of the CBCA and are entitled to demand payment for their Shares. The Dissenters' Notice will be given no later than 10 days after the Effective Date. The Dissenters' Notice will (i) state that the Reverse Stock Split was authorized and state the Effective Date or proposed effective date of the Reverse Stock Split; (ii) state an address at which the Company will receive payment demands ("Payment Demands") and the address of a place where certificates for certificated Shares must be deposited;
(iii) inform holders of uncertificated Shares to what extent transfer of the Shares will be restricted after the Payment Demand is made; (iv) supply a form for demanding payment, which form will request a Dissenter to state an address to which payment is to be made; (v) set the date by which the Company must receive the Payment Demand and certificates for certificated Shares, which date will not be less than 30 days after the date the Dissenters' Notice is given;
(vi) state that when a record Shareholder dissents with respect to the Shares held by a beneficial Shareholder, such beneficial Shareholder must certify to the Company that the beneficial Shareholder, and the record Shareholder or record Shareholders of all Shares owned beneficially by the beneficial Shareholder, have asserted, or will timely assert, Dissenters' rights as to all such Shares; and (vii) be accompanied by a copy of Article 113 of the CBCA.

     A Shareholder who is given a Dissenters' Notice and who wishes to assert Dissenters' rights shall, in accordance with the terms of the Dissenters'
Notice: (i) cause the Company to receive a Payment Demand, which may be the payment demand form supplied with the Dissenters' Notice, duly completed, and
(ii) deposit the Shareholder's certificates for Shares. A Shareholder who demands payment for the Shareholder's Shares retains all rights of a Shareholder, except the right to transfer the Shares, until the Effective Date, and will have only the right to receive payment for the Shares after such Effective Date. Except as described below, the Payment Demand and deposit of certificates are irrevocable. A Shareholder who does not make a Payment Demand and deposit share certificates as required by the date or dates set in the Dissenters' Notice will not be entitled to payment under Article 113 of the CBCA.

     A Shareholder entitled to dissent and obtain payment of the Fair Value of the Shareholder's Shares under Article 113 of the CBCA may not challenge the contemplated Reverse Stock Split, unless such transaction is unlawful or fraudulent with respect to the Shareholder or with respect to the Company.

REQUIRED VOTE

     The affirmative vote of holders of a majority of the Shares entitled to vote at the Meeting is required to approve the proposed amendment to the Articles to effect the Reverse Stock Split.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

                                 PROPOSAL NO. 3

                             ELECTION OF DIRECTORS

     The Company's Articles of Incorporation, as amended, provide for a board of directors made up of three classes. The members of each class serve three-year staggered terms with one class to be elected at each annual meeting. As provided in the Company's Bylaws, the Board has currently set the total number of directors at five, with one director in Class A, and two directors in Class B and in Class C. The current term of the Class B directors expires at the Meeting, and the current term of the Class C directors expires at the Company's annual meeting of shareholders in 2000. The current term of the Class A director expires at the Company's annual meeting in 2001.

     The Board has nominated Arch G. Gothard III and Jeffrey L. Wertz for election as Class B directors to serve three-year terms expiring at the 2002 annual meeting of shareholders and until their successors are elected and qualified.

     It is intended that the Shares represented by properly executed Proxies will be voted to elect the director nominees, unless authority to so vote is withheld. The nominees are currently members of the Board and have indicated a willingness to serve as directors if re-elected. The Board has no reason to believe that the director nominees will be unable to serve as directors, and if such nominees become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominees, if any, nominated by the Board.

REQUIRED VOTE

     The affirmative vote of a plurality of the shares present or represented and entitled to vote at the Meeting is necessary to elect the director nominee.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE TO GRANT AUTHORITY FOR THE PROPOSAL TO ELECT ARCH G. GOTHARD III AND JEFFREY L. WERTZ AS DIRECTORS OF THE COMPANY FOR THE DESIGNATED TERM.

DIRECTORS

     The following table sets forth certain information with respect to the director nominees and the directors who will continue in office after the Meeting, including the name and age of each director and nominee, his principal occupation and business experience during the past five years and the commencement of his term as a director of the Company.

                             NOMINEES FOR ELECTION

                                            PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE PAST   DIRECTOR
               NAME AND AGE                          FIVE YEARS; OTHER DIRECTORSHIPS              SINCE
               ------------                 --------------------------------------------------   --------
Arch G. Gothard III (54)..................  Director. Chairman of Colorado Power Sports since
                                            1999. 1995 President of First Kansas, Inc. since
                                            October 1988. Mr. Gothard also serves as a
                                            director of First State Bank, Kenco Plastics,
                                            Inc., LDI, Inc., Pay Phone Concepts, Inc. and
                                            Collins Industries, Inc.
Jeffrey L. Wertz (41).....................  Director Nominee. Director and Chief Financial           N/A
                                            Officer at Stansbury Holdings in Warminster,
                                            Pennsylvania since June 1997; Chief Financial
                                            Officer of Auction Television Network, Inc. from
                                            1997 to 1998; Corporate Accountant for Penn
                                            Independent Insurance Corporation from 1995 to
                                            1997; Graduate student at San Diego State
                                            University from 1992 to 1995.

         DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE MEETING

                                            PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE PAST   DIRECTOR
               NAME AND AGE                          FIVE YEARS; OTHER DIRECTORSHIPS              SINCE
               ------------                 --------------------------------------------------   --------
Charles R. Drummond (56)..................  Chairman of the Board of Directors, Chief               1991
                                            Executive Officer and Treasurer of the Company
                                            since 1993. Owner and operator of Drummond
                                            Ranches, a cattle ranching operation in Pawhuska,
                                            Oklahoma, since 1965. Partner in Drummond and Hull
                                            Oil Company.
Ladd A. Drummond (30).....................  Director. Vice President of Corporate Development       1994
                                            since 1999. Co-owner of Drummond Land and Cattle
                                            Company since January 1991; operator of risk
                                            management and investment businesses.
John H. Grant (57)........................  Vice Chairman & Secretary of the Board of               1990
                                            Directors. Chief Operating Officer of Quality Care
                                            Pharmaceuticals, Inc., a wholly-owned subsidiary
                                            of the Company, since 1997. Professor of Business
                                            Administration, University of Pittsburgh,
                                            Pennsylvania since January 1972.

     Charles R. Drummond and Ladd A. Drummond are father and son. There are no other family relationships between any of the directors and executive officers of the Company.

BOARD MEETINGS

     The Board held one (1) meeting and acted by unanimous written consent on one (1) occasion during the fiscal year ended August 31, 1998 (the "Fiscal Year"). No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board during the Fiscal Year and (ii) the total number of meetings held by all committees of the Board on which he served during the Fiscal Year.

COMMITTEES OF THE BOARD

     Executive Committee. The Board has an Executive Committee, and during the Fiscal Year its members were Dr. Grant and Mr. Charles R. Drummond. The Executive Committee has all of the authority of the entire Board to conduct the business and affairs of the Company, except where action of the entire Board is specified by statute. The Executive Committee did not meet during the Fiscal Year.

     Stock Option Committee. The Board has a Stock Option Committee and during the Fiscal Year its members were Dr. Grant and Mr. Wahl. The Stock Option Committee administers and interprets the Company's Performance Stock Option Plan and has authority to determine which persons shall be granted options under the Performance Stock Option Plan and the terms and conditions of stock option grants. The Stock Option Committee did not meet during the Fiscal Year.

     Compensation Committee. The Board has a Compensation Committee and during the Fiscal Year its members were Dr. Grant and Mr. Wahl. The Compensation Committee performs the following duties: (i) considering and making recommendations to the Board and the officers of the Company with respect to the overall compensation policies of the Company; (ii) approving the compensation payable to all officers of the Company; (iii) reviewing proposed compensation of executives; (iv) advising management on all other executive compensation matters as requested; and (v) reporting to the Board as and when appropriate with respect to all of the foregoing. The Compensation Committee did not meet during the Fiscal Year.

     Audit Committee. The Board has an Audit Committee and during the Fiscal Year its members were Dr. Grant and Mr. Wahl. The Audit Committee's duties include the following: (i) making recommendations to the Board as to the selection of the firm of independent auditors; (ii) reviewing the results of the annual audit of the Company with the independent auditors and appropriate management representatives; (iii) reviewing with the independent auditors such major accounting policies of the Company as are deemed appropriate for review by the Audit Committee; and (iv) reporting to the Board the Audit Committee's activities. The Audit Committee did not meet during the Fiscal Year.

     The Board does not presently have a separate nominating committee but develops nominations for the Board as a whole.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company are entitled to $1,500 for each board meeting attended in person and $500 for each committee meeting attended in person, plus reimbursement for travel and other expenses relating to attendance at such meetings.

                               EXECUTIVE OFFICERS

     Information is set forth below regarding the executive officers of the Company, including their age, principal occupation during the last five years and the date each first became an executive officer of the Company.

                                                                                     EXECUTIVE
                                       PRINCIPAL OCCUPATION OR EMPLOYMENT             OFFICER
NAME AND AGE                               DURING THE PAST FIVE YEARS                  SINCE
------------                           ----------------------------------            ---------
Charles R. Drummond (56)....  Chairman of the Board of Directors, Chief Executive      1991
                              Officer and Treasurer of the Company since 1993.
                              Owner and operator of Drummond Ranches, a cattle
                              ranching operation in Pawhuska, Oklahoma, since 1965.
                              Partner in Drummond and Hull Oil Company since 1985.
John H. Grant (57)..........  Vice Chairman & Secretary of the Board of Directors      1990
                              and Chief Operating Officer of Quality Care
                              Pharmaceuticals, Inc., a wholly-owned subsidiary of
                              the Company, since 1997. Professor of Business
                              Administration, University of Pittsburgh,
                              Pennsylvania since January 1972.

     Officers serve at the discretion of the Board and are elected at the first meeting of the Board after each Annual Meeting of Shareholders.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation paid by the Company to the Chief Executive Officer and any other executive officer whose total annual salary and bonus exceeded $100,000 for the last fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                              ANNUAL                  COMPENSATION
                                           COMPENSATION                  AWARDS
                                    ---------------------------   SECURITIES UNDERLYING      ALL OTHER
NAME & PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)      OPTIONS/SARS(#)      COMPENSATION($)
-------------------------           ----   ---------   --------   ---------------------   ---------------
Charles R. Drummond                 1998    150,000        -0-             -0-                24,000(1)
Chairman, Chief Executive           1997    150,000        -0-             -0-                24,000(1)
Officer and Treasurer               1996    125,000     25,000             -0-                   -0-
John H. Grant                       1998    105,000        -0-             -0-                   -0-
Vice Chairman, Chief Operating      1997      8,750        -0-             -0-                   -0-
Officer and Secretary               1996        -0-        -0-             -0-                   -0-
Bruce A. Goldberg(2)                1998    105,000        -0-             -0-                   -0-
President                           1997    104,000        -0-             -0-                   -0-
                                    1996    104,000     20,000             -0-                   -0-

---------------

(1) Living Allowance.
(2) Mr. Goldberg is no longer an employee of the Company

     The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of the executive officers and of the group listed in the above table, which cannot be precisely ascertained but which is less than the lesser of (a) ten percent of the cash compensation paid to each such executive officer or to the group, respectively, or (b) $50,000 or $50,000 times the number of individuals in the group, as the case may be, is not included in such table.

     Employment Agreements. On September 1, 1991 the Company entered into an employment agreement with Mr. Charles R. Drummond whereby Mr. Charles R. Drummond was employed by the Company beginning on September 1, 1991 for a period of three years or the termination of the employment agreement. Pursuant to the terms of the agreement, Mr. Charles R. Drummond's duties are to act as Chairman of the Board and Secretary of the Company. The agreement provides that Mr. Charles R. Drummond will be paid an annual salary subject to periodic increases from time to time at the sole discretion of the Board. The agreement provides that Mr. Charles R. Drummond's employment with the Company may be terminated for cause, as defined therein. If Mr. Charles R. Drummond's employment is terminated without cause, the Company shall pay Mr. Charles R. Drummond, in addition to amounts accrued during the respective periods prior to such termination, severance pay in an amount equal to the amount of compensation that would otherwise be payable to Mr. Charles R. Drummond under the agreement. The Board and Mr. Charles R. Drummond have agreed to extend the employment agreement on a year to year basis. Mr. Charles R. Drummond's salary for the period of September 1, 1998, through August 31, 1999, will be $190,000 plus a living allowance of $60,000.

     In 1997, the Company entered into an employment agreement with John H. Grant for a period of five years or until termination of the agreement. Mr. Grant's duties include service as Vice Chairman of the Board at a minimum annual salary of $95,000. He is currently being paid a salary of $105,000 per year.

COMPENSATION PURSUANT TO PLANS

     In October 1992, the Company adopted a Performance Stock Option Plan (the "Plan"), approved by the shareholders, for the benefit of employees, officers and directors of the Company, including the executive officers referred to in the Summary Compensation Table. The Stock Option Committee of the Board of Directors selects the optionee and determines the terms and conditions of the stock option grants. As of August 31, 1998, options to purchase 950,000 shares of common stock were outstanding pursuant to the Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ and to furnish the Company with copies.

     Based solely on its review of the copies of the Section 16(a) forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year all directors, officers, and beneficial owners of more than ten percent (10%) of any class of the Company's equity securities complied with all Section 16(a) filing requirements applicable to such individuals, except that Mr. Arch G. Gothard failed to file a Form 4 with respect to a sale of 165,000 shares by the A.G. Gothard Family Trust, of which Mr. Gothard is the trustee.

                                 PROPOSAL NO. 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board has selected Grant Thornton LLP to serve as independent auditors of the Company for the fiscal year ending August 31, 1999. Representatives of Grant Thornton LLP will be present at the Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Shareholders.

     Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification at the Meeting in order to ascertain the views of Shareholders regarding such selection. Whether the proposal is approved or defeated, the Board may reconsider its selection.

REQUIRED VOTE

     An affirmative vote of the majority of votes cast at the Meeting is necessary to ratify the selection of Grant Thornton LLP.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 31, 1999.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of outstanding shares of common stock as of May 6, 1999, by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of the Company's common stock, (ii) the Company's directors, Chief Executive Officer and executive officers whose total compensation exceeded $100,000 for the last fiscal year; and (iii) all directors and executive officers of the Company as a group.

                                                                     SHARES
NAME                                                          BENEFICIALLY OWNED(1)   PERCENT OF CLASS
----                                                          ---------------------   ----------------
Timothy E. Drummond.........................................       15,154,546                12%
623 Kihekah Pawhuska, Oklahoma 74056
Charles R. Drummond.........................................       28,086,376                23%
3000 West Warner Avenue Santa Ana, CA 92704
John H. Grant...............................................        2,314,435                 2%
3000 West Warner Avenue Santa Ana, CA 92704
Ladd A. Drummond............................................       15,233,203                12%
623 Kihekah Pawhuska, Oklahoma 74056
Arch G. Gothard, III........................................        3,382,804(2)              3%
Box 5950
Breckenridge, CO 80424
Bruce A. Goldberg...........................................        6,561,000                 5%
5225 S. Dayton Street Greenwood Village, CO 80111
All executive officers and directors as a group
(nine persons)..............................................       48,760,818                40%

---------------

(1) Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such security, or if the person has the right to acquire beneficial ownership within 60 days, unless otherwise indicated.

(2) Includes 200,000 shares held by the estate of Arch G. Gothard of which Mr. Gothard is the executor, 6,000 shares held by Mr. Gothard's minor children and 50,000 shares held by Mr. Gothard's wife.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company is due $34,445 from a related corporation. The amount due the Company has been guaranteed by the shareholders of the related corporation. The related shareholders are as follows: Charles R. Drummond, Bruce A. Goldberg, and Arch G. Gothard, III. Messrs. Drummond and Gothard are officers or directors of the Company.

     Loans from Shareholders and Directors. During the 1998 fiscal year and subsequent thereto, the Company obtained financing through the issuance of notes payable to certain shareholders and directors of the Company. The amounts outstanding under these notes payable were $5,573,101 ($5,064,878 payable to Charles R. Drummond; $477,735 payable to Arch G. Gothard III; $30,488 payable to John H. Grant) at April 30, 1999. Certain of the promissory notes due to Charles
R. Drummond and Arch G. Gothard III were payable on demand no later than April 30, 1999 and, accordingly, are past due. Pursuant to a letter dated October 30, 1998, Charles R. Drummond committed not to demand payment of, or take any action to collect, the promissory notes payable to him until August 31, 1999, or such time as the Company has the ability to repay such notes. All promissory notes payable to Mr. Drummond are fully subordinate to amounts due, or to be come due, under the Company's credit facility with ALCO Financial Services, LLC.

                            SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board, but may also be made without remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of the enclosed form of Proxy, Notice of Annual Meeting and Proxy Statement and any additional material relating to the meeting which may be furnished to Shareholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of Shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                                 ANNUAL REPORT

     The Annual Report of the Company for the 1998 fiscal year has been mailed to Shareholders along with this Proxy Statement. THE COMPANY WILL, UPON WRITTEN REQUEST AND WITHOUT CHARGE, PROVIDE TO ANY PERSON SOLICITED HEREUNDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED AUGUST 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be addressed to the Corporate Secretary, 3000 W. Warner Avenue, Santa Ana, California 92704.

                                 OTHER MATTERS

     The Company is not aware of any business to be presented for consideration at the Meeting other than the matters described above. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

     Any Shareholder proposal for the Company's 2000 Annual Meeting of Shareholders must be received by the Company no later than February 7, 2000 in order to be included in the Proxy materials of the Company for that meeting. Such proposal should be sent to the Company, directed to the attention of its Corporate Secretary, at the principal executive office of the Company, 3000 W. Warner Avenue, Santa Ana, California 92704.

                      NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Shares for which Proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY BY MAIL. NO ENVELOPE OR POSTAGE IS NECESSARY. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS AND ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                            By Order of the Board of Directors

                                                 /s/ CHARLES R. DRUMMOND
                                            ------------------------------------
                                            Charles R. Drummond,
                                            Chairman of the Board of Directors

Santa Ana, California
June 9, 1999

                                   EXHIBIT A

     Proposed Amendment to the Articles of Incorporation of Golden Pharmaceuticals, Inc.

     Article I of the Articles of Incorporation is amended to read as follows:

          The name of the Corporation is docsales.com, inc.

                                   EXHIBIT B

     Proposed Amendment to the Articles of Incorporation of Golden Pharmaceuticals, Inc.

     Article IV of the Articles of Incorporation is amended to read as follows:

          The aggregate number of shares that the Corporation shall have authority to issue is 210,000,000 shares of stock, of which 200,000,000 shall be Common Stock, no par value, and 10,000,000 shall be Preferred Stock, no par value. Upon amendment to this Article to read as herein set forth, each forty (40) shares of outstanding Common Stock is converted into and reconstituted as one (1) share of Common Stock.

                                   EXHIBIT C

                                  ARTICLE 113

                               DISSENTERS' RIGHTS

PART 1. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

SECTION 7-113-101. DEFINITIONS. FOR PURPOSES OF THIS ARTICLE:

     (1) "Beneficial Shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record Shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a Shareholder who is entitled to dissent from corporate action under Section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this Article.

     (4) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record Shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

SECTION 7-113-102. RIGHT TO DISSENT.

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party if:

             (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation, or

             (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholders' vote is required under section 7-112-102(1); and

          (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

          (a) The record date fixed under Section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

          (b) The record date fixed under Section 7-017-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

          (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

          (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

          (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than two thousand shareholders;

          (c) Cash in lieu of fractional shares; or

          (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

SECTION 7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

          (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

              PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

SECTION 7-113-201. NOTICE OF DISSENTERS' RIGHTS.

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202)2).

SECTION 7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT.

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

          (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

          (b) Not vote the shares in favor of the proposed corporate action.

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

SECTION 7-113-203. DISSENTERS' NOTICE.

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

          (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

          (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

          (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

          (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

          (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

          (g) Be accompanied by a copy of this article.

SECTION 7-113-204. PROCEDURE TO DEMAND PAYMENT.

     (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

          (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

          (b) Deposit the shareholder's certificates for certificated shares.

     (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

SECTION 7-113-205. UNCERTIFICATED SHARES.

     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

SECTION 7-113-206. PAYMENT.

     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

          (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

          (b) A statement of the corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

          (e) A copy of this article.

SECTION 7-113-207. FAILURE TO TAKE ACTION.

     (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

SECTION 7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

     (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

SECTION 7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

     (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

          (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

          (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

          (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                      PART 3. JUDICIAL APPRAISAL OF SHARES

SECTION 7-113-301. COURT ACTION.

     (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation shall commence the proceeding described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if it has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

SECTION 7-113-302. COURT COSTS AND COUNSEL FEES.

     (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

          (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                          GOLDEN PHARMACEUTICALS, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          GOLDEN PHARMACEUTICALS, INC.

         The undersigned hereby appoints Charles R. Drummond and John H. Grant and each of them, as proxies for the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the no par value common stock of Golden Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on July 7, 1999, or at any and all postponements, continuations or adjournments thereof (collectively, the "Meeting").

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

     (1) Proposal to amend the Company's Articles of Incorporation to change the Company name from Golden Pharmaceuticals, Inc. to docsales.com, inc.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

     (2) Proposal to amend the Company's Articles of Incorporation to effect a reverse stock split of its no par value common stock in a ratio not to exceed forty-for-one.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

     (3) Proposal to elect the following nominee to the Board of Directors:

                                GRANT AUTHORITY        WITHHOLD AUTHORITY
Mr. Arch G. Gothard III               [ ]                     [ ]
Mr. Jeffrey L. Wertz                  [ ]                     [ ]

           (Continued, and to be dated and signed, on the other side)

     (4) Proposal for ratification of selection of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending August 31, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

     (5) In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements, continuations or adjournments thereof.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated June 9, 1999 and the Proxy Statement furnished therewith.

                                              Please sign exactly as your
                                              name appears hereon. If a
                                              corporation, please sign in
                                              full corporate name by
                                              president or other authorized
                                              officer. If a partnership,
                                              please sign partnership name
                                              by authorized person. When
                                              signing as a trustee, please
                                              give full title as such.

                                              Dated

            ------------------------------------------------------------------ ,
                                              1999

                                              -----------------------------
                                              Authorized Signature

                                              -----------------------------

                                              -----------------------------

                                              -----------------------------
                                              Title

      PLEASE MARK BOXES [X] IN INK. SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.